GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Commodity Strategy Fund

Supplement dated October 16, 2015 to the

Prospectus, Summary Prospectus and Statement of Additional Information, each dated July 31, 2015

At a meeting held on October 14-15, 2015, the Board of Trustees of the Goldman Sachs Trust approved a reverse share split for the Goldman Sachs Commodity Strategy Fund (the “Fund”), pursuant to which shareholders will receive one share in exchange for every four shares of the Fund they currently own. The amount of each shareholder’s aggregate investment in the Fund will remain unchanged as a result of the split. The effect of the reverse share split is to reduce the number of shares outstanding of the Fund and increase the Fund’s net asset value per share. The reverse share split will apply equally to each class of shares of the Fund.

The reverse share split will occur on or about November 6, 2015. After the close of the markets on that date, every four shares (or fractions thereof) of the Fund issued and outstanding will automatically and without any action on the part of shareholders be combined into one share (or fraction thereof) of the Fund. As a result, immediately following the reverse share split, each shareholder of the Fund will hold a number of shares of the Fund equal to the number of shares held by the shareholder immediately prior to the reverse share split, divided by four. For example, if you have a $10,000 investment in the Fund represented by 2,000 shares with a net asset value per share of $5.00 at the time of the reverse share split, you will have a $10,000 investment in the Fund represented by 500 shares with a net asset value per share of $20.00 immediately following the split.

This Supplement should be retained with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.

SELSAT2SPTSTK 11-15